Allianz Life Insurance Company of New York
[Home Office: New York, NY 1633 Broadway, 42nd Floor New York, NY 10019-7585]

[Administrative Office:
PO Box 59060
Minneapolis, MN 55459-0060
800-624-0197]

[Allianz Index Advantage+SM New York] Variable Annuity Application
(Individual Flexible Purchase Payment Variable and Index-Linked Deferred Annuity Contract.)
Issued by Allianz Life Insurance Company of New York.                                                                                                                    [Contract number                                                                                            ]
1.	Annuity Registration
Ownership is: [	Individual/Joint	Qualified plan	Custodian	Trust (Include the date of the trust in the name.) Religious organization (e.g., Church) (subject to approval) Corporation (e.g., LLC or Nonprofit) (subject to approval) Endowment or Foundation (subject to approval)Partnership or limited partnership (subject to approval)]

a.	Owner
Individual Owner first name                                                                                MI                          Last name                                                                                Jr., Sr., III Non-individual owner name [(Attach Non-Individual Ownership Form or Qualified Plan Acknowledgement Form if applicable.)]
                                                                                Gender: [                                  Male  Female] Social Security Number/Tax Identification Number  Date of birth (mm/dd/yyyy)

Are you a U.S. Citizen?	Yes (If yes, then proceed to address.)	No (If no, then proceed to next question.)
Are you a non-resident alien?	Yes (If yes, then you are not eligible for this product.)
No (If no, then proceed to Country of Citizenship.)
Country of Citizenship

Resident street address (required if different than the mailing address)	City	State	ZIP code
Mailing address	City	State	ZIP code

Email address                                                                                                            Cell phone number                                                    Home phone number

b.	Joint Owner [Must be legally recognized spouse within the meaning of federal tax law.]

First name                                                                                MI                          Last name                                                                                Jr., Sr., III
                                                                                Gender: [                                  Male  Female] Social Security Number/Tax Identification Number  Date of birth (mm/dd/yyyy)
Relationship to Owner:	Spouse under a legally recognized marriage within the meaning of federal tax law [ Other]
Are you a U.S. Citizen?                                                      Yes (If yes, then proceed to address.)                                                                                          No (If no, then proceed to next question.) Are you a non-resident alien?  Yes (If yes, then you are not eligible for this product.)
No (If no, then proceed to Country of Citizenship.) Country of Citizenship

Resident street address (required if different than the mailing address)	City	State	ZIP code
Mailing address	City	State	ZIP code

Email address                                                                                                            Cell phone number                                                    Home phone number
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1.	Annuity Registration (continued)
c.	Annuitant (complete if different from Owner or Joint Owner)

First name                                                                                MI                          Last name                                                                                Jr., Sr., III

		Gender: [	Male	Female]
Social Security Number/Tax Identification Number	Date of birth (mm/dd/yyyy)

Relationship of Annuitant to Owner:		Spouse under a legally recognized marriage within the meaning of federal tax law
	[	Other ]
Is the Annuitant a U.S. Citizen?		Yes (If yes, then proceed to address.) No (If no, then proceed to next question.)
Is the Annuitant a non-resident alien?		Yes (If yes, then the Annuitant is not eligible for this product.)
No (If no, then proceed to Country of Citizenship.)
Country of Citizenship

Resident street address (required if different than the mailing address)	City	State	ZIP code
Mailing address	City	State	ZIP code

Email address                                                                                                            Cell phone number                                                    Home phone number

2.	Index Effective Date (This section must be completed.)
•
The Index Effective Date can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary. However, it cannot be the 29th, 30th, or 31st of a month. If the Index Effective Date would occur on the 29th, 30th, or 31st of a month, or on a day that is not a Business Day, we change the Index Effective Date to be the next available Business Day.

•	If the Index Effective Date is not the Issue Date, Purchase Payments will be placed in the [AZL® Government Money Market Fund] until the Index Effective Date.
[
Earliest Index Effective Date – If chosen, the earliest Index Effective Date is the Issue Date of the Contract when the initial Purchase Payment, application, and requirements are received in good order. This option is not designed to accommodate multiple Purchase Payments (e.g., 1035 exchanges, tax qualified transfers/rollovers, etc.) expected before the first Quarterly Contract Anniversary.

OR
Deferred Index Effective Date – If chosen, the deferred Index Effective Date is the first Quarterly Contract Anniversary. You can change the Index Effective Date prior to the first Quarterly Contract Anniversary by contacting Allianz Life of NY. This option is designed to accommodate multiple Purchase Payments expected before the first Quarterly Contract Anniversary.]
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3.	Allocation Options
•	Allocations must be in whole percentages (e.g., 33.3% or dollars are not permitted) which total 100%.
•	If Purchase Payments are received before the Index Effective Date and you allocate to an Index Option, the following will occur:
-	Your Purchase Payments will be placed in the [AZL® Government Money Market Fund].
-	Then, on the Index Effective Date we will allocate your Contract Value among your selected Allocation Options below.
•
[If additional Purchase Payments are received after the Index Effective Date and you select an Index Option, then your Purchase Payment will be placed in the [AZL® Government Money Market Fund] until the next Index Anniversary unless they are included in an Early Reallocation Request.]

•	We only allow allocations (both Purchase Payments and transfers of Contract Value) into the Index Options on the Index Effective Date and on subsequent Term Start Dates.
•	We only allow transfers of Index Option Value from the Index Options to the Variable Option on a Term End Date.

[Variable Option
Cash Equivalent
% AZL® Government Money Market Fund

Index Options
  Index Performance Strategy with 1-Year Term

10% Buffer	20% Buffer	30% Buffer
% S&P 500® Index	% S&P 500® Index	% S&P 500® Index
% Russell 2000® Index	% Russell 2000® Index	% Russell 2000® Index
% Nasdaq-100® Index	% Nasdaq-100® Index	% Nasdaq-100® Index
% EURO STOXX 50®	% EURO STOXX 50®	% EURO STOXX 50®
Index Performance Strategy with 3-Year Term
10% Buffer	20% Buffer	30% Buffer
% S&P 500® Index	% S&P 500® Index	% S&P 500® Index
% Russell 2000® Index	% Russell 2000® Index	% Russell 2000® Index
Index Performance Strategy with 6-Year Term
10% Buffer	20% Buffer	30% Buffer
% S&P 500® Index	% S&P 500® Index	% S&P 500® Index
% Russell 2000® Index	% Russell 2000® Index	% Russell 2000® Index

 Index Precision Strategy with 1-Year Term
10% Buffer
% S&P 500® Index
% Russell 2000® Index
% Nasdaq-100® Index
% EURO STOXX 50®

 Index Dual Precision Strategy with 1-Year Term
10% Buffer
% S&P 500® Index
% Russell 2000® Index
% Nasdaq-100® Index
% EURO STOXX 50®

Total of  _____________________________     % (must equal 100%)]
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4. Beneficiary Designation (If additional space is needed, attach a complete list signed and dated by Owner(s).)
Primary Contingent	Percentage	Relationship	Social Security Number/TIN Tax Identification Number		Phone number
Individual first name		MI	Last name	Date of birth (mm/dd/yyyy)	Gender [ Male Female]
Qualified plan Custodian Trust (Include the date of trust in the name.) Charitable Trust Non-individual Beneficiary name				Email
Street address			City	State	ZIP code

Primary Contingent	Percentage	Relationship	Social Security Number/TIN Tax Identification Number		Phone number
Individual first name		MI	Last name	Date of birth (mm/dd/yyyy)	Gender [ Male Female]
Qualified plan Custodian Trust (Include the date of trust in the name.) Charitable Trust Non-individual Beneficiary name				Email
Street address			City	State	ZIP code

Primary Contingent	Percentage	Relationship	Social Security Number/TIN Tax Identification Number		Phone number
Individual first name		MI	Last name	Date of birth (mm/dd/yyyy)	Gender [ Male Female]
Qualified plan Custodian Trust (Include the date of trust in the name.) Charitable Trust Non-individual Beneficiary name				Email
Street address			City	State	ZIP code
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5. Purchase Payment (This section must be completed.) Make check(s) payable to Allianz Life Insurance Company of New York.

Include replacement forms if required
Method of Payment (Select all that apply)
Purchase Payment enclosed with application.                                                                                                                                                  Total amount enclosed: $
Plan type at prior financial institution or contribution instructions:
[Qualified                                                                                                                                                                     [Roth (Qualified)
Traditional Individual Retirement Account (IRA)                                         Contribution to Roth IRA for year
SEP IRA                                                                                              Roth IRA
Employer contribution to SEP IRA                                                                                      Inherited IRA (Qualified)
Contribution to Traditional IRA for year                                                                                                  NOTE: Inherited IRA contracts are not available for this product
SIMPLE IRA                                                                                       Inherited Traditional IRA
Qualified Plan (401(a) plan)                                                    Inherited Roth IRA
401(k)                                                                                                Inherited SEP IRA
401(k) Roth
                                                                                                            Inherited SIMPLE IRA
457(b) Plan                                                                                                                                                           Nonqualified
HR10/Keogh                                                                                                                                                                               NOTE: Nonqualified Stretch contracts are not available for
Profit Sharing Plan                                                                                                                                                             this product
Money Purchase Plan                                                                                                                            Other nonqualified payment
One Person Defined Benefit Plan                                                                                         Nonqualified Stretch] Pension
TSA (403b)
Other                                                                                      ]

This Contract will be funded by money requested or facilitated by Allianz Life of NY with transfer forms submitted with the application.
If 1035 exchange or tax-qualified transfer, complete the [Authorization to Transfer Funds form].
Total expected amount: $

This Contract will be funded by money requested or facilitated by Allianz Life of NY when transfer forms are received at a later date.
If 1035 exchange or tax-qualified transfer, complete the [Authorization to Transfer Funds form].
Total expected amount: $

This Contract will be funded by money not requested or facilitated by Allianz Life of NY.  Total expected amount: $
Plan type at prior financial institution or contribution instructions:
[Qualified                                                                                                                                           [Roth (Qualified)
Traditional Individual Retirement Account (IRA)              Contribution to Roth IRA for year
SEP IRA                                                                                                                                   Roth IRA
Employer contribution to SEP IRA                                                            Inherited IRA (Qualified)
Contribution to Traditional IRA for year                                                                  NOTE: Inherited IRA contracts are not available for this product
SIMPLE IRA                                                                         Inherited Traditional IRA
Qualified Plan (401(a) plan)                                       Inherited Roth IRA
401(k)                                                                                  Inherited SEP IRA
401(k) Roth                                                                         Inherited SIMPLE IRA

457(b) Plan                                                                                                                                    Nonqualified
HR10/Keogh                                                                                                                                                    NOTE: Nonqualified Stretch contracts are not available for
Profit Sharing Plan                                                                                                                                   this product
Money Purchase Plan                                                                                                   Other nonqualified payment
One Person Defined Benefit Plan                                                                Nonqualified Stretch] Pension
TSA (403b)
Other   __________________________________________________       ]
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6. Plan specifics (This section must be completed to indicate how this Contract should be issued. These are the only available options.)

[Nonqualified:
Nonqualified                         Nonqualified Stretch]

[Qualified plans:                     401(a) defined contribution plan
                                                   401(a) one person defined benefit plan]
[IRA:                                           Traditional IRA  SEP IRA   Roth IRA
                                                                                                       Roth IRA (conversion of existing IRA)]
[Inherited IRA:                         Inherited Traditional IRA  Inherited Roth IRA]

7. Replacement (This section must be completed.)
Yes    No  Do you have existing life insurance policies or annuity contracts?
Yes    No      Do you intend to replace or change an existing annuity contract or life insurance policy in order to purchase this annuity contract?

Notice to Financial Professional: The Financial Professional must answer the replacement questions in section 10 of this application and complete the Appendix 11, if applicable, and include any other appropriate forms.

8.	Certification of Taxpayer Identification Number
[If you are applying for this product and/or requesting payments as a U.S. Person, the IRS requires you to agree to the following statements. If you are not a U.S. Person, you are not eligible to apply for this product.
Under penalties of perjury, I certify that:
1.	The Taxpayer Identification Number shown on this form is correct or I am waiting for a number to be issued to me.
2.	I am not subject to backup withholding because:
a.	I am exempt from backup withholding, or
b.	I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or
c.	The IRS has notified me that I am no longer subject to backup withholding.
3.	I am a U.S. person, and
4.	The Foreign Account Tax Compliance Act (FATCA) code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Check the box ONLY if the IRS has notified you that you are currently subject to backup withholding because you failed to report interest and dividends on your tax return.]

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 9. Agreements and Signatures
By signing below, I, the Owner, acknowledge and agree to the following:
•
I received a prospectus and have determined, to the best of my knowledge and belief, that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet my financial needs and goals.

•
I understand that the Contract Value may increase or decrease depending on the investment results of the Allocation Options and that there is no guaranteed minimum Variable Account Value. Investment in the contract may result in a loss of Purchase Payments.

•	I understand that I can lose money that I allocate to the Index Options. This may result in a loss of Purchase Payments.
•	To the best of my knowledge and belief, all statements and answers in this application are complete and true.
•	No representative is authorized to modify this agreement or waive any Allianz Life of NY rights or requirements.
•	If this contract is being funded by an indirect rollover, I have complied with the requirement that only one rollover is permitted within a one year period from all of the IRAs I own.

[The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.]

As the authorized signer, please sign your name and date below in the appropriate space or we will not be able to process your request.

Signed at (City and State)

Owner’s signature:                                                                                                                                                         Date:
MM/DD/YYYY

Joint Owner’s signature:                                                                                                                                               Date:
MM/DD/YYYY

Alternate signatures, if applicable

Trust:                                                             as trustee of the:                                                                                     Date:
TRUSTEE’S SIGNATURE                                                                                TRUST NAME (PRINTED)                                                                    MM/DD/YYYY

Trust:                                                             as trustee of the:                                                                                       Date:
TRUSTEE’S SIGNATURE                                                                                TRUST NAME (PRINTED)                                                                    MM/DD/YYYY

Trust:                                                             as trustee of the:                                                                                       Date:
TRUSTEE’S SIGNATURE                                                                                TRUST NAME (PRINTED)                                                                    MM/DD/YYYY

Power of attorney:                                                                                             by:                                                     Date:
  OWNER’S NAME (PRINTED)                                                            ATTORNEY IN FACT’S SIGNATURE(S)                                                                              MM/DD/YYYY
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10.	Financial Professional
Notice to Financial Professional: Applicable product training must be completed for the state for which this sale occurred.
By signing below, the Financial Professional certifies to the following:
•	I am FINRA registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Owner(s) with the most current prospectus.
•	I certify that the statements of the Owner have been correctly recorded.
Yes        No  Does the Owner have an existing life insurance policy or an existing annuity contract?
Yes        No  Does the Owner intend to replace or change an existing life insurance policy or annuity contract?
•	I hereby certify that I only used sales materials that were previously approved by Allianz Life of NY in my presentation.
•	I further certify that I left a copy of all sales material used during my presentation with the applicant.
•	I have provided the Owner with all appropriate disclosure and replacement requirements prior to the completion of this application.
•	If this is a replacement, include a copy of each disclosure statement and a list of companies involved.

Financial Professional’s signature (Primary)	B/D Broker-Dealer Rep. ID
First and last name (please print)	Percent split
Address	Telephone number
Email	Cell phone number
Financial Professional’s signature (Secondary)	B/D Broker-Dealer Rep. ID
First and last name (please print)	Percent split
Email	Cell phone number
[

Broker/Dealer name (please print)

Authorized signature Broker/Dealer (if required)                                                                                                                                                                                                                    ]

[
Commission options (please check one) A  B  C  D
(Some commission options may not be available through your Broker/Dealer. Please contact your Broker/Dealer to confirm which
options are available.)                                                                                                                                                                                                                    ]

For information on current benefit features, restrictions or charges please review with your Financial Professional. The statement of additional information is available at [www.allianzlife.com/newyork].
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Please submit your form through one of the options below:

Email completed forms to:
[variableannuity@send.allianzlife.com]

OR

Web Upload:
You can scan and upload your signed and completed form by logging in to your account at [Allianzlife.com/newyork].

OR

Mail:
[Regular mail
Allianz Life Insurance Company of New York PO Box 59060
Minneapolis, MN 55459-0060]

[Overnight mail
Allianz Life Insurance Company of New York 5701 Golden Hills Drive
Minneapolis, MN 55416-1297]

OR

[Fax: 763.765.7912]

[Any questions? Call us at 800.624.0197

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The terms of the license agreements between us and [S&P Dow Jones Indices LLC, Russell Investments, NASDAQ OMX Group Inc. and STOXX Limited] require us to state the following:
[The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
The S&P 500® is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Allianz Life Insurance Company of New York (“Allianz Life of NY”). Standard & Poor’s® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Allianz Life of NY. Allianz Life of NY products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Allianz Life of NY products or any member of the public regarding the advisability of investing in securities generally or in Allianz Life of NY products particularly or the ability of the S&P 500® to track general market performance. S&P Dow Jones Indices’ only relationship to Allianz Life of NY with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/ or its licensors. The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Allianz Life of NY or its products. S&P Dow Jones Indices have no obligation to take the needs of Allianz Life of NY or the owners of Allianz Life of NY products into consideration in determining, composing or calculating the S&P 500®. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Allianz Life of NY products or the timing of the issuance or sale of Allianz
Life of NY products or in the determination or calculation of the equation by which Allianz Life of NY products is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Allianz Life of NY products. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO
EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ LIFE OF NY, OWNERS OF ALLIANZ LIFE OF NY PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN
IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ LIFE OF NY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.]
[The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock
Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Allianz Life Insurance Company of New York (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.]
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[The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.
The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of New York (“Allianz Life of NY”). Allianz Life of NY products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz Life of NY product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz Life of NY product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz Life of NY or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.]
[The EURO STOXX 50® provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of New York (“Allianz Life of NY”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz Life of NY products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
•	sponsor, endorse, sell or promote Allianz Life of NY products.
•	recommend that any person invest in Allianz Life of NY products or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz Life of NY products.
•	have any responsibility or liability for the administration, management or marketing of Allianz Life of NY products.
•	consider the needs of Allianz Life of NY products or the owners of Allianz Life of NY products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz Life of NY products or their performance. STOXX does not assume any contractual relationship with the purchasers of Allianz Life of NY products or any other third parties.
Specifically,
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•	The results to be obtained by Allianz Life of NY products, the owner of Allianz Life of NY products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;
•	The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
•	The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
•	The performance of Allianz Life of NY products generally.
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
•
Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz Life of NY products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.

The licensing Agreement between Allianz Life of NY and STOXX is solely for their benefit and not for the benefit of the owners of Allianz Life of NY products or any other third parties.]

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